Investments (Details Narrative) (10-K) $ in Thousands	Sep. 30, 2017 USD ($)	Dec. 31, 2016 USD ($) Number	Dec. 31, 2015 USD ($) Number
Number of investments in unrealized loss positions | Number		122	107
Amortized cost	$ 46,934	$ 27,793
Estimated fair value	46,978	27,695	$ 20,238
Commitment to total investment in partnerships	1,000	1,000
Partners capital draws	$ 645	505
Texas [Member]
Pledged securities		2,000
Cash		300
Amortized cost		1,701
Estimated fair value		$ 1,692